                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of report: January 5, 2001
                       (Date of earliest event reported)

                                    1-10711
                                   ---------
                             (Commission File No.)



                          Sizzler International, Inc.
                        -------------------------------
            (Exact name of Registrant as specified in its charter)



              Delaware                                        95-4307254
             ----------                                      ------------
(State or other jurisdiction of incorporation)      (IRS Employer Identification
                                                                Number)



         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
 -----------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (310) 568-0135
                              -------------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

       On January 5, 2001 Sizzler International, Inc. (the "Registrant") issued a press release relating to a new 7 year, $10 million term loan. The principal loan documents and press release are filed with this report.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

          Number     Description
          ------     -----------

          10.1 Loan and Security Agreement dated December 20, 2000 by and between Heller Financial Leasing, Inc., and Sizzler USA, Inc., Sizzler USA Restaurants, Inc., Sizzler USA Real Property, Inc.

          10.2 Promissory Note in the amount of $5,000,000, dated December 20, 2000, by Sizzler USA, Inc., Sizzler USA Restaurants, Inc., Sizzler USA Real Property, Inc. (Borrower) to Heller Financial Leasing, Inc. (Lender).

          10.3 Future Advance Promissory Note in the amount of $5,000,000, dated December 20, 2000, by Sizzler USA, Inc., Sizzler USA Restaurants, Inc., Sizzler USA Real Property, Inc. (Borrower) to Heller Financial Leasing, Inc. (Lender).

          10.4 Guaranty dated December 20, 2000, of Sizzler International, Inc. (Guarantor) for the benefit of Heller Financial Leasing, Inc. (Lender).

          10.5 Environmental Indemnity Agreement dated December 20, 2000, by and between Sizzler USA, Inc., Sizzler USA Restaurants, Inc., Sizzler USA Real Property, Inc., Sizzler International, Inc. (Indemnitor) for the benefit of Heller Financial Leasing, Inc. (Lender).

          10.6       Certificate Regarding Management dated December 20, 2000,
                     of Sizzler USA, Inc., Sizzler USA Restaurants, Inc.,
                     Sizzler USA Real Property, Inc.
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          10.7       UCC-1 Financing Statement of Sizzler USA Restaurants, Inc.,
                     Sizzler USA, Inc. and Sizzler USA Real Property, Inc. (Debtor) for the benefit of Heller Financial Leasing, Inc. (Secured Party) for property identified at six (6) Sizzler locations.

          10.8 UCC-1 Financing Statement of Sizzler USA Restaurants, Inc., Sizzler USA, Inc. and Sizzler USA Real Property, Inc. (Debtor) for the benefit of Heller Financial Leasing, Inc. (Secured Party) for property identified at Sizzler #110, located at 2516 Colorado Boulevard, Eagle Rock, California, reference to Exhibit 10.7.

          10.9 UCC-1 Financing Statement of Sizzler USA Restaurants, Inc., Sizzler USA, Inc. and Sizzler USA Real Property, Inc. (Debtor) for the benefit of Heller Financial Leasing, Inc. (Secured Party) for property identified at Sizzler #213, located at 1323 North Highland Avenue, Hollywood, California, reference to Exhibit 10.7.

          10.10 UCC-1 Financing Statement of Sizzler USA Restaurants, Inc., Sizzler USA, Inc. and Sizzler USA Real Property, Inc. (Debtor) for the benefit of Heller Financial Leasing, Inc. (Secured Party) for property identified at Sizzler #214, located at 710 South Western Avenue, Los Angeles, California, reference to Exhibit 10.7.

          10.11 UCC-1 Financing Statement of Sizzler USA Restaurants, Inc., Sizzler USA, Inc. and Sizzler USA Real Property, Inc. (Debtor) for the benefit of Heller Financial Leasing, Inc. (Secured Party) for property identified at Sizzler #287, located at 665 San Pablo Avenue, Albany, California, reference to Exhibit 10.7.

          10.12 UCC-1 Financing Statement of Sizzler USA Restaurants, Inc., Sizzler USA, Inc. and Sizzler USA Real Property, Inc. (Debtor) for the benefit of Heller Financial Leasing, Inc. (Secured Party) for property identified at Sizzler #402, located at 1353 West Willow Pass Road, Concord, California, reference to Exhibit 10.7.

          10.13 UCC-1 Financing Statement of Sizzler USA Restaurants, Inc., Sizzler USA, Inc. and Sizzler USA Real Property, Inc. (Debtor) for the benefit of Heller Financial Leasing, Inc. (Secured Party) for property identified at Sizzler #852, located at 7131 Van Nuys Boulevard, Van Nuys, California, reference to Exhibit 10.7.

          10.14 Deed of Trust and Assignment of Rents, Security Agreement and Financing Statement (Fixture Filing) dated December 20, 2000, by and between Sizzler USA Real Property, Inc. (Trustor) and Chicago Title Insurance Company (Trustee) for property identified
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                     as Sizzler #110, located at 2516 Colorado Boulevard, Eagle
                     Rock, California.

          10.15 Deed of Trust and Assignment of Rents, Security Agreement and Financing Statement (Fixture Filing) dated December 20, 2000, by and between Sizzler USA Real Property, Inc. (Trustor) and Chicago Title Insurance Company (Trustee) for property identified as Sizzler #213, located at 1323 North Highland Avenue, Hollywood, California.

          10.16 Deed of Trust and Assignment of Rents, Security Agreement and Financing Statement (Fixture Filing) dated December 20, 2000, by and between Sizzler USA Real Property, Inc. (Trustor) and Chicago Title Insurance Company (Trustee) for property identified as Sizzler #214, located at 710 South Western Avenue, Los Angeles, California.

          10.17 Deed of Trust and Assignment of Rents, Security Agreement and Financing Statement (Fixture Filing) dated December 20, 2000, by and between Sizzler USA Real Property, Inc. (Trustor) and Chicago Title Insurance Company (Trustee) for property identified as Sizzler #287, located at 665 San Pablo Avenue, Albany, California.

          10.18 Deed of Trust and Assignment of Rents, Security Agreement and Financing Statement (Fixture Filing) dated December 20, 2000, by and between Sizzler USA Real Property, Inc. (Trustor) and Chicago Title Insurance Company (Trustee) for property identified as Sizzler #402, located at 1353 West Willow Pass Road, Concord, California.

          10.19 Deed of Trust and Assignment of Rents, Security Agreement and Financing Statement (Fixture Filing) dated December 20, 2000, by and between Sizzler USA Real Property, Inc. (Trustor) and Chicago Title Insurance Company (Trustee) for property identified as Sizzler #852, located at 7131 Van Nuys Boulevard, Van Nuys, California.



          99.1       Press Release dated January 5, 2001.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         Sizzler International, Inc.


                                         By:  /s/ Mary E. Arnold
                                            ------------------------------
                                         Name:  Mary E. Arnold
                                         Title:  Vice President and
                                                 Controller
                                         (Principal Accounting Officer)


Dated:  January 11, 2001